SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 11, 2001
 (Date of earliest event reported: June 11, 2001)

ASP VENTURES CORP.
(Exact name of registrant as specified in its charter)

Florida (State of incorporation)	000-28589 (Commission Code Number)	98-0203918 (IRS Employer Identification No.)

1177 West Hastings Street, #1818
Vancouver, BC, Canada V6E 2K3
(604) 602-1717
 (Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Not applicable.
(Former name or former address, if changed since last report)

Item 7          Financial Statements and Exhibits

(c)     Exhibits:

1.      Press release of the Company dated June 11, 2001

Item 9           Regulation FD Disclosure

On June 11, 2001, ASP Ventures, Corp. announced the termination of the Memorandum of Understanding that was executed with Promerita, Inc. and certain of the shareholders of Promerita on March 5, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASP VENTURES CORP.

Date: June 11, 2001	/s/ Ross Wilmot President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued June 11, 2001